UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2014

Semiannual Report

to Shareholders

DWS Enhanced Global Bond Fund

Contents
3 Letter to Shareholders
4 Performance Summary
7 Portfolio Management Team
8 Portfolio Summary
11 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
40 Notes to Financial Statements
59 Information About Your Fund's Expenses
61 Advisory Agreement Board Considerations and Fee Evaluation
66 Account Management Resources
68 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund's currency overlay strategy is dependent on the effectiveness and implementation of portfolio management's proprietary models. As part of its currency strategy, the fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,

Brian Binder

President, DWS Funds

Performance Summary April 30, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	1.85%	–3.05%	4.32%	4.18%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–2.73%	–7.42%	3.36%	3.70%
Barclays Global Aggregate Bond Index†	2.10%	1.62%	5.15%	5.01%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–1.22%	4.15%	3.73%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–5.66%	3.20%	3.25%
Barclays Global Aggregate Bond Index†		1.88%	5.10%	4.50%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	1.47%	–3.78%	3.51%	3.36%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–2.50%	–6.58%	3.34%	3.36%
Barclays Global Aggregate Bond Index†	2.10%	1.62%	5.15%	5.01%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–1.96%	3.33%	2.91%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		–4.82%	3.15%	2.91%
Barclays Global Aggregate Bond Index†		1.88%	5.10%	4.50%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	1.47%	–3.78%	3.55%	3.37%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.48%	–3.78%	3.55%	3.37%
Barclays Global Aggregate Bond Index†	2.10%	1.62%	5.15%	5.01%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–1.96%	3.38%	2.93%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–1.96%	3.38%	2.93%
Barclays Global Aggregate Bond Index†		1.88%	5.10%	4.50%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
No Sales Charges	1.97%	–2.81%	4.61%	4.45%
Barclays Global Aggregate Bond Index†	2.10%	1.62%	5.15%	5.01%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		–0.97%	4.44%	4.00%
Barclays Global Aggregate Bond Index†		1.88%	5.10%	4.50%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.17%, 1.97%, 1.91% and 0.87% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

† Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S
Net Asset Value
4/30/14	$9.87	$9.88	$9.87	$9.86
10/31/13	$9.95	$9.96	$9.95	$9.94
Distribution Information as of 4/30/14
Income Dividends, Six Months	$.19	$.15	$.15	$.20
April Income Dividend	$.0375	$.0314	$.0314	$.0395
Capital Gain Distributions, Six Months	$.07	$.07	$.07	$.07
SEC 30-day Yield††	1.94%	1.28%	1.30%	2.29%
Current Annualized Distribution Rate††	4.56%	3.81%	3.82%	4.81%

†† The SEC yield is net investment income per share earned over the month ended April 30, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.78%, 1.05%, 1.13% and 2.14% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.40%, 3.58%, 3.65% and 4.66% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rahmila Nadi, Associate

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2012 after 6 years of experience at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2014 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Bonds 91.4%
Australia 1.1%
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		440,000	463,100
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		595,000	666,281
(Cost $1,102,633)			1,129,381
Austria 2.7%
ESAL GmbH, 144A, 6.25%, 2/5/2023		250,000	238,750
Republic of Austria, 144A, 4.0%, 9/15/2016	EUR	1,740,000	2,627,071
(Cost $2,491,180)			2,865,821
Belarus 0.2%
Republic of Belarus, REG S, 8.75%, 8/3/2015 (Cost $265,313)		250,000	251,045
Bermuda 0.3%
Digicel Ltd., 144A, 8.25%, 9/1/2017		330,000	342,392
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	16,950
(Cost $370,900)			359,342
Brazil 0.9%
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	300,000	123,713
BRF SA, 144A, 5.875%, 6/6/2022		200,000	213,000
Itau Unibanco Holding SA, 144A, 5.5%, 8/6/2022		200,000	201,000
Oi SA, 144A, 5.75%, 2/10/2022		200,000	196,000
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		200,000	203,000
(Cost $933,551)			936,713
British Virgin Islands 0.2%
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (Cost $203,000)		200,000	206,000
Canada 0.9%
Bombardier, Inc., 144A, 5.75%, 3/15/2022		205,000	208,587
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,025
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		45,000	45,450
144A, 7.0%, 2/15/2021		45,000	45,619
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		35,000	36,050
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		10,000	10,575
MEG Energy Corp., 144A, 7.0%, 3/31/2024		45,000	47,700
Novelis, Inc., 8.75%, 12/15/2020		310,000	345,650
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		200,000	218,500
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	15,075
(Cost $978,201)			978,231
Cayman Islands 1.3%
Braskem Finance Ltd., 6.45%, 2/3/2024		200,000	208,000
Embraer Overseas Ltd., 144A, 5.696%, 9/16/2023		200,000	210,500
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	101,750
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		194,580	203,579
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		30,000	29,550
7.5%, 11/1/2019		45,000	46,800
Transocean, Inc., 3.8%, 10/15/2022		370,000	355,038
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		150,000	160,125
(Cost $1,320,979)			1,315,342
Chile 0.5%
Corp Nacional del Cobre de Chile, 144A, 5.625%, 10/18/2043 (b)		400,000	426,688
Empresa Nacional de Electricidad SA, 4.25%, 4/15/2024		70,000	70,124
(Cost $482,066)			496,812
Colombia 0.5%
Colombia Telecomunicaciones SA ESP, 144A, 5.375%, 9/27/2022 (Cost $495,625)		500,000	495,000
Croatia 0.4%
Republic of Croatia, 144A, 6.75%, 11/5/2019 (Cost $440,500)		400,000	438,500
France 1.5%
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b)		365,000	392,703
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	408,200
RCI Banque SA, 144A, 3.5%, 4/3/2018		700,000	732,417
(Cost $1,460,087)			1,533,320
Germany 0.2%
Unitymedia Hessen GmbH & Co., KG, 144A, 7.5%, 3/15/2019	EUR	125,000	186,858
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	50,000	75,264
(Cost $252,531)			262,122
Ghana 0.2%
Republic of Ghana, 144A, 8.5%, 10/4/2017 (Cost $209,000)		200,000	203,750
Hungary 0.2%
Republic of Hungary:
4.0%, 3/25/2019		150,000	151,500
4.125%, 2/19/2018		50,000	51,500
(Cost $203,075)			203,000
Indonesia 0.4%
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042 (Cost $409,281)		500,000	408,125
Ireland 0.4%
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		200,000	177,000
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		200,000	199,000
(Cost $403,075)			376,000
Italy 0.6%
Intesa Sanpaolo SpA, 3.875%, 1/16/2018 (Cost $594,113)		595,000	625,196
Japan 0.8%
Mizuho Bank Ltd., 144A, 2.95%, 10/17/2022 (Cost $857,489)		860,000	829,565
Kazakhstan 0.5%
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020 (Cost $553,750)		500,000	530,000
Korea 0.3%
Woori Bank Co., Ltd., 144A, 4.75%, 4/30/2024 (Cost $334,843)		335,000	333,741
Luxembourg 1.8%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		200,000	204,000
ArcelorMittal, 6.125%, 6/1/2018		500,000	548,125
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		40,000	39,150
7.5%, 4/1/2021		315,000	345,319
Intelsat Luxembourg SA, 7.75%, 6/1/2021		55,000	57,337
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		75,000	72,375
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	193,000
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		200,000	217,750
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		200,000	201,500
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		15,000	16,088
(Cost $1,844,882)			1,894,644
Mexico 2.0%
Alfa SAB de CV, 144A, 5.25%, 3/25/2024		500,000	508,125
BBVA Bancomer SA:
144A, 4.375%, 4/10/2024		200,000	198,750
144A, 6.5%, 3/10/2021		200,000	220,000
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		200,000	224,500
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	203,000
Petroleos Mexicanos, 2.248%*, 7/18/2018 (b)		500,000	520,000
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		200,000	202,250
(Cost $2,088,867)			2,076,625
Netherlands 7.6%
Ajecorp BV, 144A, 6.5%, 5/14/2022		500,000	470,000
Government of Netherlands, 144A, 4.5%, 7/15/2017	EUR	3,570,000	5,596,181
ING Bank NV, 144A, 2.0%, 9/25/2015		875,000	889,370
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020		500,000	541,750
Metinvest BV, 144A, 10.25%, 5/20/2015		100,000	94,520
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	200,000
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		215,000	244,025
(Cost $7,663,241)			8,035,846
Peru 0.2%
Banco de Credito del Peru, 144A, 6.875%, 9/16/2026 (Cost $211,800)		200,000	218,250
Portugal 0.6%
Portugal Obrigacoes do Tesouro, 144A, 4.35%, 10/16/2017 (Cost $642,971)	EUR	440,000	660,611
Russia 0.5%
VTB Bank OJSC, 144A, 6.0%, 4/12/2017 (Cost $520,625)		500,000	490,000
Slovenia 0.2%
Republic of Slovenia, 144A, 4.75%, 5/10/2018 (Cost $198,330)		200,000	211,750
South Africa 1.0%
Republic of South Africa, 5.875%, 9/16/2025 (b) (Cost $1,073,750)		1,000,000	1,097,500
Sweden 0.4%
Nordea Bank AB, 144A, 4.25%, 9/21/2022 (Cost $372,615)		375,000	382,200
United Arab Emirates 0.3%
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015 (Cost $282,500)		250,000	267,050
United Kingdom 4.6%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		200,000	200,640
144A, 4.125%, 9/27/2022 (b)		500,000	489,252
Aviva PLC, 5.7%, 9/29/2049	EUR	450,000	648,112
Barclays Bank PLC, 7.625%, 11/21/2022		590,000	670,019
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		220,000	212,868
Fresnillo PLC, 144A, 5.5%, 11/13/2023		500,000	512,500
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	105,948
United Kingdom Gilt, 2.75%, 1/22/2015	GBP	1,165,000	2,000,483
(Cost $4,530,309)			4,839,822
United States 57.7%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		10,000	10,525
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		65,000	69,306
ADT Corp., 144A, 6.25%, 10/15/2021		15,000	15,638
AES Corp., 8.0%, 10/15/2017		4,000	4,750
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		20,000	21,100
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		15,000	15,525
American Tower Corp., (REIT), 3.5%, 1/31/2023		280,000	269,196
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		1,536,526	1,603,735
AmeriGas Finance LLC:
6.75%, 5/20/2020		30,000	32,625
7.0%, 5/20/2022		20,000	22,000
APX Group, Inc., 6.375%, 12/1/2019		15,000	15,263
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		25,000	23,250
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		5,000	5,600
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		25,000	27,125
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	25,375
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		15,000	15,150
Bank of America Corp., 3.3%, 1/11/2023		535,000	519,300
BC Mountain LLC, 144A, 7.0%, 2/1/2021		20,000	19,450
BE Aerospace, Inc., 6.875%, 10/1/2020		60,000	65,550
Belden, Inc., 144A, 5.5%, 9/1/2022		30,000	30,525
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		15,000	15,375
6.75%, 11/1/2020		15,000	15,844
Big Heart Pet Brands, 7.625%, 2/15/2019		21,000	21,893
Biomet, Inc.:
6.5%, 8/1/2020		25,000	27,344
6.5%, 10/1/2020		5,000	5,450
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		30,000	31,425
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		31,365	32,933
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		40,000	42,100
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		10,000	11,050
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		15,000	16,238
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		50,000	43,125
Calpine Corp.:
144A, 7.5%, 2/15/2021		216,000	235,980
144A, 7.875%, 7/31/2020		13,000	14,251
CC Holdings GS V LLC, 3.849%, 4/15/2023		300,000	294,454
CCO Holdings LLC, 6.5%, 4/30/2021		180,000	192,150
CDW LLC, 8.5%, 4/1/2019		185,000	202,344
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		500,000	576,250
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		10,000	10,513
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		15,000	14,625
144A, 6.375%, 9/15/2020		90,000	94,275
CGWF Commercial Mortgage Trust, "C", Series 2013-RKWH, 144A, 2.453%*, 11/15/2030		1,500,000	1,513,972
Chaparral Energy, Inc., 7.625%, 11/15/2022		30,000	31,950
Chiquita Brands International, Inc., 7.875%, 2/1/2021		19,000	21,185
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		275,000	302,500
8.75%, 3/15/2018		140,000	147,000
CIT Group, Inc., 4.25%, 8/15/2017		315,000	329,962
Clean Harbors, Inc., 5.125%, 6/1/2021		10,000	10,113
Clear Channel Communications, Inc., 11.25%, 3/1/2021		20,000	22,525
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		20,000	21,300
Series B, 6.5%, 11/15/2022		30,000	32,100
Series B, 7.625%, 3/15/2020		85,000	91,587
CNA Financial Corp., 5.75%, 8/15/2021		500,000	579,434
Commercial Mortgage Trust, "A4", Series 2007-GG9, 5.444%, 3/10/2039		1,950,000	2,133,516
Community Health Systems, Inc., 7.125%, 7/15/2020		145,000	155,512
Credit Suisse Commercial Mortgage Trust, "A3", Series 2006-C3, 5.982%*, 6/15/2038		28,976	31,311
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		10,000	10,650
CyrusOne LP, 6.375%, 11/15/2022		10,000	10,625
DBP Holding Corp., 144A, 7.75%, 10/15/2020		20,000	17,975
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		410,000	522,955
DCP Midstream Operating LP:
2.7%, 4/1/2019		120,000	120,763
3.875%, 3/15/2023 (b)		400,000	398,716
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.152%*, 3/15/2018		150,000	150,390
Delphi Corp., 5.0%, 2/15/2023		20,000	21,200
Denbury Resources, Inc., 4.625%, 7/15/2023		15,000	14,269
DigitalGlobe, Inc., 5.25%, 2/1/2021		10,000	9,750
DISH DBS Corp.:
4.25%, 4/1/2018		25,000	26,125
5.0%, 3/15/2023		35,000	35,700
7.875%, 9/1/2019		105,000	124,556
Dow Chemical Co., 5.25%, 11/15/2041		400,000	425,786
DTE Energy Co., 7.625%, 5/15/2014		167,000	167,351
E*TRADE Financial Corp.:
6.375%, 11/15/2019		45,000	48,881
6.75%, 6/1/2016		240,000	259,500
EarthLink Holdings Corp., 7.375%, 6/1/2020		20,000	20,850
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		25,000	26,375
Energy Transfer Partners LP, 4.15%, 10/1/2020		300,000	313,402
EP Energy LLC, 7.75%, 9/1/2022		30,000	33,412
Equinix, Inc.:
5.375%, 4/1/2023		55,000	55,962
7.0%, 7/15/2021		165,000	184,140
Federal Home Loan Mortgage Corp.:
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		997,722	120,967
"ZB", Series 4183, 3.0%, 3/15/2043		1,030,994	862,241
"ZG", Series 4213, 3.5%, 6/15/2043		1,511,789	1,480,745
5.5%, 6/1/2035		1,888,233	2,099,331
"JS", Series 3572, Interest Only, 6.648%**, 9/15/2039		728,263	113,351
Federal National Mortgage Association:
4.5%, 12/1/2039 (c)		2,900,000	3,113,422
5.0%, 3/1/2037 (c)		1,600,000	1,754,500
5.5%, 8/1/2037		980,421	1,089,914
First Data Corp.:
144A, 6.75%, 11/1/2020		115,000	122,762
144A, 7.375%, 6/15/2019		225,000	241,312
144A, 8.75%, 1/15/2022 (PIK)		20,000	21,800
FMC Technologies, Inc., 3.45%, 10/1/2022		200,000	192,239
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		720,000	696,148
Frontier Communications Corp.:
7.125%, 1/15/2023		145,000	149,712
7.625%, 4/15/2024		10,000	10,375
8.5%, 4/15/2020 (b)		205,000	238,697
FTI Consulting, Inc., 6.0%, 11/15/2022		15,000	15,300
GenCorp, Inc., 7.125%, 3/15/2021		40,000	43,400
General Electric Capital Corp., 3.1%, 1/9/2023 (b)		1,000,000	989,625
General Electric Co., 2.7%, 10/9/2022		310,000	302,941
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	48,514
Government National Mortgage Association:
"HX", Series 2012-91, 3.0%, 9/20/2040		405,454	408,942
"ZJ", Series 2013-106, 3.5%, 7/20/2043		194,208	165,833
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		2,372,377	268,723
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,481,917	195,445
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		1,909,860	186,890
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		608,271	106,790
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		772,279	138,046
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		506,904	99,806
7.0%, 1/15/2029		31,723	36,702
7.0%, 2/15/2029		17,774	20,714
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		30,000	26,850
Halcon Resources Corp.:
8.875%, 5/15/2021		45,000	46,631
9.75%, 7/15/2020		20,000	21,400
Harron Communications LP, 144A, 9.125%, 4/1/2020		10,000	11,250
HCA, Inc.:
6.5%, 2/15/2020		270,000	301,050
7.5%, 2/15/2022		225,000	256,612
Health Care REIT, Inc., (REIT), 4.5%, 1/15/2024		355,000	369,675
Hewlett-Packard Co., 3.3%, 12/9/2016		680,000	716,039
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		115,000	119,456
8.875%, 2/1/2018		25,000	26,031
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.053%*, 11/5/2030		1,040,000	1,041,639
"DFL", Series 2013-HLF, 144A, 2.903%*, 11/5/2030		630,000	631,191
Hospitality Properties Trust, (REIT), 4.65%, 3/15/2024		180,000	181,120
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		15,000	16,388
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		20,000	22,000
7.625%, 6/15/2021		60,000	67,650
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		170,000	181,900
IAC/InterActiveCorp., 4.75%, 12/15/2022		15,000	14,738
IMS Health, Inc., 144A, 6.0%, 11/1/2020		20,000	21,100
International Lease Finance Corp.:
3.875%, 4/15/2018		35,000	35,525
6.25%, 5/15/2019		10,000	11,038
8.75%, 3/15/2017		95,000	110,675
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		50,000	53,937
144A, 8.25%, 2/1/2020		135,000	147,757
Jefferies Group LLC, 5.125%, 1/20/2023		240,000	253,388
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		40,000	41,700
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		190,000	192,001
"A4", Series 2007-C1, 5.716%, 2/15/2051		760,000	839,135
JPMorgan Mortgage Acquisition Trust, "A2", Series 2007-CH4, 0.214%*, 12/25/2029		57,185	57,094
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		30,000	32,138
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		696,085	725,056
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		664,632	713,677
Level 3 Communications, Inc., 8.875%, 6/1/2019		85,000	93,287
Level 3 Financing, Inc., 7.0%, 6/1/2020		185,000	199,800
Linn Energy LLC, 144A, 7.25%, 11/1/2019		175,000	180,906
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		30,000	32,700
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		250,000	259,624
Mediacom Broadband LLC, 6.375%, 4/1/2023		10,000	10,450
Meritor, Inc., 6.75%, 6/15/2021		15,000	15,863
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		205,000	218,837
MGM Resorts International:
6.625%, 12/15/2021 (b)		50,000	55,015
6.75%, 10/1/2020		15,000	16,577
8.625%, 2/1/2019		120,000	143,250
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		40,000	40,900
10.75%, 10/1/2020		45,000	48,544
Morgan Stanley:
3.75%, 2/25/2023		415,000	415,362
4.1%, 5/22/2023		420,000	417,241
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		30,000	30,975
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		5,000	5,313
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		90,000	96,300
144A, 6.875%, 3/15/2022		40,000	43,400
6.875%, 1/15/2023		20,000	21,650
Omega Healthcare Investors, Inc., (REIT), 144A, 4.95%, 4/1/2024		245,000	243,692
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		30,000	32,550
Pilgrim's Pride Corp., 7.875%, 12/15/2018		130,000	139,262
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		25,000	26,000
PNK Finance Corp., 144A, 6.375%, 8/1/2021		20,000	21,000
Polymer Group, Inc., 7.75%, 2/1/2019		75,000	80,437
Reliance Holding U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	261,306
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		30,000	31,200
7.125%, 4/15/2019		310,000	327,050
Rowan Companies, Inc., 4.75%, 1/15/2024		290,000	296,920
SandRidge Energy, Inc., 7.5%, 3/15/2021		60,000	63,750
SBA Communications Corp., 5.625%, 10/1/2019		15,000	15,731
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		10,000	9,975
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		20,000	21,950
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		20,000	20,875
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		25,000	26,000
SLM Corp., 5.5%, 1/25/2023 (b)		540,000	530,647
Smithfield Foods, Inc., 6.625%, 8/15/2022		30,000	32,737
Sprint Communications, Inc.:
6.0%, 12/1/2016		295,000	323,025
6.0%, 11/15/2022		25,000	25,188
8.375%, 8/15/2017		70,000	82,250
Starz LLC, 5.0%, 9/15/2019		15,000	15,544
T-Mobile U.S.A., Inc., 6.625%, 4/1/2023 (b)		20,000	21,400
Talos Production LLC, 144A, 9.75%, 2/15/2018		30,000	31,575
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		20,000	20,200
Tenet Healthcare Corp.:
4.375%, 10/1/2021		30,000	28,763
4.5%, 4/1/2021		10,000	9,705
6.25%, 11/1/2018		70,000	77,035
Tesoro Corp., 4.25%, 10/1/2017		15,000	15,825
The Goldman Sachs Group, Inc., 3.625%, 1/22/2023		555,000	550,361
Time Warner Cable, Inc., 7.3%, 7/1/2038		125,000	166,103
Titan International, Inc., 144A, 6.875%, 10/1/2020		55,000	58,300
Total System Services, Inc., 3.75%, 6/1/2023		330,000	315,812
TransDigm, Inc.:
7.5%, 7/15/2021		35,000	38,500
7.75%, 12/15/2018		25,000	26,625
tw telecom holdings, Inc.:
5.375%, 10/1/2022		25,000	25,375
6.375%, 9/1/2023		20,000	21,300
U.S. Treasury Bill, 0.065%***, 8/14/2014 (d)		1,243,000	1,242,901
U.S. Treasury Bond, 3.75%, 11/15/2043		217,000	228,969
U.S. Treasury Notes:
1.0%, 8/31/2016		3,600,000	3,635,158
2.75%, 2/15/2024 (b)		12,000,000	12,105,000
United Rentals North America, Inc.:
5.75%, 7/15/2018		25,000	26,750
6.125%, 6/15/2023		20,000	21,500
7.625%, 4/15/2022		95,000	106,875
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		440,000	435,941
Verizon Communications, Inc., 6.55%, 9/15/2043		120,000	148,019
Watco Companies LLC, 144A, 6.375%, 4/1/2023		10,000	10,125
Whiting Petroleum Corp., 5.0%, 3/15/2019		25,000	26,313
Windstream Corp.:
6.375%, 8/1/2023		20,000	19,450
7.5%, 4/1/2023		10,000	10,550
7.75%, 10/15/2020 (b)		375,000	405,000
7.75%, 10/1/2021		60,000	64,950
(Cost $59,914,848)			60,620,398
Venezuela 0.4%
Petroleos de Venezuela SA, 144A, 9.0%, 11/17/2021 (Cost $416,289)		500,000	408,125
Total Bonds (Cost $93,924,941)			95,979,827

		Shares	Value ($)

Preferred Stock 0.0%
United States
Ally Financial, Inc., "G", 144A, 7.0% (Cost $19,437)		20	19,907

Securities Lending Collateral 11.3%
Daily Assets Fund Institutional, 0.09% (e) (f) (Cost $11,828,501)	11,828,501	11,828,501

Cash Equivalents 6.5%
Central Cash Management Fund, 0.05% (e) (Cost $6,837,176)	6,837,176	6,837,176

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $112,610,055)†	109.2	114,665,411
Other Assets and Liabilities, Net	(9.2)	(9,607,822)
Net Assets	100.0	105,057,589

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2014.

** These securities are shown at their current rate as of April 30, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $113,135,492. At April 30, 2014, net unrealized appreciation for all securities based on tax cost was $1,529,919. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,695,428 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,165,509.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2014 amounted to $11,518,155, which is 11.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) At April 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of income is paid in kind in form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/19/2014	25	2,987,090	(32,351)
90 Day Eurodollar	USD	12/14/2015	15	3,711,000	325
Total unrealized depreciation					(32,026)

At April 30, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (g)
Call Options Receive Fixed — 4.064% – Pay Floating — LIBOR	5/13/2014 5/13/2044	2,900,000	1	5/9/2014	21,387	0
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	2	3/15/2016	20,953	(15,031)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	1	3/15/2016	34,220	(15,031)
Total Call Options					76,560	(30,062)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	1	3/15/2016	20,952	(670)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,900,000	2	3/15/2016	7,395	(670)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	2,600,000	1	3/4/2015	27,300	(24,948)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	2,100,000	3	10/22/2014	26,670	(11,082)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	2,600,000	2	1/30/2015	32,110	(25,662)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	2,900,000	4	1/26/2015	29,254	(31,142)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	2,100,000	2	10/17/2014	28,980	(13,878)
Total Put Options					172,661	(108,052)
Total					249,221	(138,114)

(g) Unrealized appreciation on written options on interest rate swap contracts at April 30, 2014 was $111,107.

At April 30, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
5/13/2014 5/13/2044	2,900,000	5	Fixed — 4.064%	Floating — LIBOR	(339,248)	(305,676)

At April 30, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	25,000	6	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	3,814	1,961	1,853
9/20/2012 12/20/2017	40,000	7	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	5,843	2,164	3,679
Total unrealized appreciation							5,532

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Barclays Capital PLC

5 Morgan Stanley

6 Credit Suisse

7 UBS AG

LIBOR: London Interbank Offered Rate

At April 30, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	6,900,000	USD	528,525	5/12/2014	1,643	Commonwealth Bank of Australia
USD	70,769	TRY	150,000	5/16/2014	8	UBS AG
USD	117,448	GBP	70,000	5/16/2014	727	UBS AG
JPY	19,111,000	USD	188,187	5/16/2014	1,239	UBS AG
CAD	128,000	USD	117,085	5/16/2014	343	UBS AG
SGD	88,000	USD	70,516	5/16/2014	324	UBS AG
USD	3,111,227	SEK	20,600,000	5/22/2014	55,620	Citigroup, Inc.
AUD	3,300,000	NZD	3,557,070	5/22/2014	380	Australia & New Zealand Banking Group Ltd.
EUR	190,000	USD	264,056	5/22/2014	471	Citigroup, Inc.
USD	2,921,812	JPY	300,000,000	5/29/2014	13,138	Commonwealth Bank of Australia
SGD	1,610,650	USD	1,288,867	7/23/2014	4,124	Commonwealth Bank of Australia
Total unrealized appreciation					78,017

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	46,806	CHF	41,000	5/16/2014	(217)	UBS AG
USD	70,520	AUD	75,000	5/16/2014	(911)	UBS AG
USD	70,723	ZAR	740,000	5/16/2014	(506)	UBS AG
USD	70,695	BRL	157,000	5/16/2014	(528)	UBS AG
USD	188,271	NZD	217,000	5/16/2014	(1,368)	UBS AG
CZK	1,396,000	USD	70,512	5/16/2014	(34)	UBS AG
NZD	1,198,285	AUD	1,100,000	5/22/2014	(10,966)	Barclays Bank PLC
SEK	11,962,358	CAD	2,000,000	5/22/2014	(15,245)	Commonwealth Bank of Australia
NZD	2,396,541	AUD	2,200,000	5/22/2014	(21,908)	Australia & New Zealand Banking Group Ltd.
SEK	41,400,000	USD	6,296,691	5/22/2014	(67,750)	Barclays Bank PLC
EUR	4,000,000	USD	5,534,800	5/23/2014	(14,291)	Commonwealth Bank of Australia
EUR	2,100,000	USD	2,907,030	7/23/2014	(5,877)	JPMorgan Chase Securities, Inc.
GBP	1,200,000	USD	2,016,301	7/23/2014	(8,422)	Commonwealth Bank of Australia
EUR	4,740,000	USD	6,544,674	7/23/2014	(30,173)	Nomura International PLC
Total unrealized depreciation					(178,196)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CZK Czech Koruna
EUR Euro
GBP British Pound
JPY Japanese Yen
MXN Mexican Peso
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments Bonds (j)	$—	$95,979,827	$—	$95,979,827
Preferred Stocks	—	19,907	—	19,907
Short-Term Investments (j)	18,665,677	—	—	18,665,677
Derivatives (k)
Futures Contracts	325	—	—	325
Credit Default Swap Contracts	—	5,532	—	5,532
Forward Foreign Currency Exchange Contracts	—	78,017	—	78,017
Total	$18,666,002	$96,083,283	$—	$114,749,285
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Futures Contracts	$(32,351)	$—	$—	$(32,351)
Written Options	—	(138,114)	—	(138,114)
Interest Rate Swap Contracts	—	(305,676)	—	(305,676)
Forward Foreign Currency Exchange Contracts	—	(178,196)	—	(178,196)
Total	$(32,351)	$(621,986)	$—	$(654,337)

There have been no transfers between fair value measurement levels during the period ended April 30, 2014.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $93,944,378) — including $11,518,155 of securities loaned	$95,999,734
Investment in Daily Assets Fund Institutional (cost $11,828,501)*	11,828,501
Investment in Central Cash Management Fund (cost $6,837,176)	6,837,176
Total investments in securities, at value (cost $112,610,055)	114,665,411
Cash	6,355,589
Foreign currency, at value (cost $711)	711
Deposit with broker for futures contracts	52,756
Cash held as collateral for forward foreign currency exchange contracts	2,600,000
Receivable for investments sold	168,594
Receivable for Fund shares sold	7,317
Dividends receivable	338
Interest receivable	1,016,773
Unrealized appreciation on swap contracts	5,532
Unrealized appreciation on forward foreign currency exchange contracts	78,017
Upfront payments paid on swap contracts	4,125
Foreign taxes recoverable	3,583
Other assets	34,983
Total assets	124,993,729
Liabilities
Payable upon return of securities loaned	11,828,501
Payable for investments purchased	2,305,800
Payable for investments purchased — when-issued/delayed delivery securities	4,829,971
Payable for Fund shares redeemed	73,571
Payable for variation margin on futures contracts	58,404
Options written, at value (premiums received $249,221)	138,114
Payable to broker for centrally cleared swaps	334,822
Accrued Director's fees	2,033
Unrealized depreciation on forward foreign currency exchange contracts	178,196
Accrued management fee	22,103
Payable to variation margin on centrally cleared swaps	9,184
Other accrued expenses and payables	155,441
Total liabilities	19,936,140
Net assets, at value	$105,057,589

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	2,223,356
Net unrealized appreciation (depreciation) on: Investments	2,055,356
Swap contracts	(300,144)
Futures	(32,026)
Foreign currency	(73,953)
Written options	111,107
Accumulated net realized gain (loss)	(1,566,871)
Paid-in capital	102,640,764
Net assets, at value	$105,057,589
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($21,607,614 ÷ 2,188,428 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.87
Maximum offering price per share (100 ÷ 95.50 of $9.87)	$10.34
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($414,855 ÷ 41,969 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.88
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,760,022 ÷ 279,501 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.87
Class S Net Asset Value, offering and redemption price(a) per share ($80,275,098 ÷ 8,138,891 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$9.86

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2014 (Unaudited)
Investment Income
Income: Interest	$2,138,743
Dividends	700
Income distributions — Central Cash Management Fund	2,322
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,639
Total income	2,148,404
Expenses: Management fee	216,993
Administration fee	52,925
Services to shareholders	95,725
Distribution and service fees	43,149
Custodian fee	30,488
Audit and tax fees	44,949
Legal fees	8,316
Reports to shareholders	25,224
Registration fees	23,388
Directors' fees and expenses	3,376
Other	12,818
Total expenses before expense reductions	557,351
Expense reductions	(104,385)
Total expenses after expense reductions	452,966
Net investment income	1,695,438
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,364,167)
Swap contracts	1,201
Futures	(93,323)
Written options	112,918
Foreign currency	640,755
Payment by affiliate (see Note H)	23,487
(679,129)
Change in net unrealized appreciation (depreciation) on: Investments	1,789,528
Swap contracts	(136,953)
Futures	(300,100)
Written options	29,565
Foreign currency	(380,408)
1,001,632
Net gain (loss)	322,503
Net increase (decrease) in net assets resulting from operations	$2,017,941

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations: Net investment income	$1,695,438	$3,118,256
Operations: Net investment income	$1,695,438	$3,118,256
Net realized gain (loss)	(679,129)	2,041,166
Change in net unrealized appreciation (depreciation)	1,001,632	(6,500,007)
Net increase (decrease) in net assets resulting from operations	2,017,941	(1,340,585)
Distributions to shareholders from: Net investment income: Class A	(429,070)	(591,547)
Class B	(6,715)	(10,566)
Class C	(43,663)	(60,560)
Class S	(1,656,219)	(2,726,542)
Net realized gains: Class A	(160,217)	(432,365)
Class B	(3,077)	(14,152)
Class C	(20,857)	(70,913)
Class S	(573,501)	(1,999,409)
Total distributions	(2,893,319)	(5,906,054)
Fund share transactions: Proceeds from shares sold	2,291,725	21,194,619
Reinvestment of distributions	2,631,335	5,417,620
Payments for shares redeemed	(9,833,446)	(68,365,760)
Redemption fees	547	2,408
Net increase (decrease) in net assets from Fund share transactions	(4,909,839)	(41,751,113)
Increase (decrease) in net assets	(5,785,217)	(48,997,752)
Net assets at beginning of period	110,842,806	159,840,558
Net assets at end of period (including undistributed net investment income of $2,223,356 and $2,663,585, respectively)	$105,057,589	$110,842,806

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.95		$10.42		$10.19		$10.86	$10.55	$9.72
Income (loss) from investment operations: Net investment incomea	.15		.21		.23		.30	.29	.25
Net realized and unrealized gain (loss)	.03		(.29)		.21		(.61)	.38	1.36
Total from investment operations	.18		(.08)		.44		(.31)	.67	1.61
Less distributions from: Net investment income	(.19)		(.23)		(.21)		(.24)	(.36)	(.30)
Net realized gains	(.07)		(.16)		—		(.04)	—	(.48)
Return of capital	—		—		—		(.08)	—	—
Total distributions	(.26)		(.39)		(.21)		(.36)	(.36)	(.78)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.87		$9.95		$10.42		$10.19	$10.86	$10.55
Total Return (%)b	1.85	c**	(.84	)c	4.41	c	(2.97)	6.53	17.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		24		29		35	39	38
Ratio of expenses before expense reductions (%)	1.24	*	1.17		1.14		1.12	1.16	1.21
Ratio of expenses after expense reductions (%)	1.02	*	1.03		1.13		1.12	1.16	1.21
Ratio of net investment income (%)	3.04	*	2.07		2.25		2.83	2.83	2.53
Portfolio turnover rate (%)	202	**	493		395		197	162	163
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class B	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.96		$10.43		$10.20		$10.87	$10.56	$9.72
Income (loss) from investment operations: Net investment incomea	.11		.13		.15		.21	.21	.17
Net realized and unrealized gain (loss)	.03		(.29)		.21		(.61)	.37	1.38
Total from investment operations	.14		(.16)		.36		(.40)	.58	1.55
Less distributions from: Net investment income	(.15)		(.15)		(.13)		(.15)	(.27)	(.23)
Net realized gains	(.07)		(.16)		—		(.04)	—	(.48)
Return of capital	—		—		—		(.08)	—	—
Total distributions	(.22)		(.31)		(.13)		(.27)	(.27)	(.71)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00 ***	.00	***
Net asset value, end of period	$9.88		$9.96		$10.43		$10.20	$10.87	$10.56
Total Return (%)b	1.47	c**	(1.58	)c	3.58	c	(3.78)	5.66	16.56	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.41		.45		1		1	2	2
Ratio of expenses before expense reductions (%)	2.10	*	1.97		1.93		1.91	1.99	2.06
Ratio of expenses after expense reductions (%)	1.77	*	1.78		1.89		1.91	1.99	2.01
Ratio of net investment income (%)	2.29	*	1.29		1.50		2.04	2.00	1.73
Portfolio turnover rate (%)	202	**	493		395		197	162	163
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class C	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.95		$10.42		$10.19		$10.86	$10.55	$9.72
Income (loss) from investment operations: Net investment incomea	.11		.13		.15		.22	.22	.18
Net realized and unrealized gain (loss)	.03		(.29)		.22		(.61)	.37	1.36
Total from investment operations	.14		(.16)		.37		(.39)	.59	1.54
Less distributions from: Net investment income	(.15)		(.15)		(.14)		(.16)	(.28)	(.23)
Net realized gains	(.07)		(.16)		—		(.04)	—	(.48)
Return of capital	—		—		—		(.08)	—	—
Total distributions	(.22)		(.31)		(.14)		(.28)	(.28)	(.71)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.87		$9.95		$10.42		$10.19	$10.86	$10.55
Total Return (%)b	1.47	c**	(1.66	)c	3.74	c	(3.69)	5.74	16.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3		5		6	8	7
Ratio of expenses before expense reductions (%)	2.01	*	1.91		1.87		1.86	1.90	1.95
Ratio of expenses after expense reductions (%)	1.77	*	1.78		1.87		1.86	1.90	1.95
Ratio of net investment income (%)	2.29	*	1.31		1.52		2.09	2.09	1.79
Portfolio turnover rate (%)	202	**	493		395		197	162	163
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended October 31,
Class S	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.94		$10.42		$10.18		$10.85	$10.55	$9.71
Income (loss) from investment operations: Net investment income (loss)a	.16		.23		.26		.33	.32	.28
Net realized and unrealized gain (loss)	.03		(.29)		.22		(.62)	.37	1.37
Total from investment operations	.19		(.06)		.48		(.29)	.69	1.65
Less distributions from: Net investment income	(.20)		(.26)		(.24)		(.26)	(.39)	(.33)
Net realized gains	(.07)		(.16)		—		(.04)	—	(.48)
Return of capital	—		—		—		(.08)	—	—
Total distributions	(.27)		(.42)		(.24)		(.38)	(.39)	(.81)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$9.86		$9.94		$10.42		$10.18	$10.85	$10.55
Total Return (%)	1.97	b**	(.66	)b	4.81	b	(2.72)	6.73	17.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80		84		125		136	112	128
Ratio of expenses before expense reductions (%)	.96	*	.87		.84		.84	.90	.91
Ratio of expenses after expense reductions (%)	.77	*	.78		.84		.84	.90	.91
Ratio of net investment income (%)	3.29	*	2.30		2.55		3.11	3.09	2.83
Portfolio turnover rate (%)	202	**	493		395		197	162	163
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Enhanced Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in interest rate swap contracts had a total notional amount of $2,900,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the credit default swap contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in credit default swap contracts sold had a total notional value of $65,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2014, the Fund entered into futures contracts as a hedge against anticipated interest rate or currency market changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $0 to $49,263,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $6,698,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of April 30, 2014. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in written options contracts had a total value generally indicative of a range from approximately $138,000 to $202,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $25,827,000 to $52,981,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range approximately $6,668,000 to $31,663,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $2,866,000 to $6,975,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$325	$325
Credit Contracts (b)	—	5,532	—	5,532
Foreign Exchange Contracts (c)	78,017	—	—	78,017
	$78,017	$5,532	$325	$83,874
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(138,114)	$—	$(305,676)	$(32,351)	$(476,141)
Foreign Exchange Contracts (c)	—	(178,196)	—	—	(178,196)
	$(138,114)	$(178,196)	$(305,676)	$(32,351)	$(654,337)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value, and unrealized depreciation on swap contracts. Unsettled variation margin for centrally cleared swaps is disclosed separately within the Statement of Assets and Liabilities.
(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$112,918	$—	$554	$(93,323)	$20,149
Credit Contracts (a)	—	—	647	—	647
Foreign Exchange Contracts (b)	—	604,686	—	—	604,686
	$112,918	$604,686	$1,201	$(93,323)	$625,482
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$29,565	$—	$(137,840)	$(300,100)	$(408,375)
Credit Contracts (a)	—	—	887	—	887
Foreign Exchange Contracts (b)	—	(410,619)	—	—	(410,619)
	$29,565	$(410,619)	$(136,953)	$(300,100)	$(818,107)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	380	(380)	—	—
Citigroup, Inc.	56,091	(11,082)	—	45,009
Commonwealth Bank of Australia	18,905	(18,905)	—	—
Credit Suisse	1,853	—	—	1,853
UBS AG	6,320	(3,564)	—	—
	$83,549	$(33,931)	$—	$46,862
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	21,908	(380)	—	21,528
Barclays Bank PLC	109,858	—	—	109,858
BNP Paribas	55,241	—	—	55,241
Citigroup, Inc.	11,082	(11,082)	—	—
Commonwealth Bank of Australia	37,958	(18,905)	—	19,053
JPMorgan Chase Securities, Inc.	5,877	—	—	5,877
Nomura International PLC	70,822	—	—	70,822
UBS AG	3,564	(3,564)	—	—
	$316,310	$(33,931)	$—	$282,379

C. Purchases and Sales of Securities

During the six months ended April 30, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $163,419,932 and $189,882,940,
 respectively. Purchases and sales of U.S. Treasury obligations aggregated $43,081,510 and $36,384,517, respectively.

For the six months ended April 30, 2014, transactions for written options on futures were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	29,500,000	$283,240
Options written	8,100,000	88,664
Options bought back	(10,800,000)	(122,683)
Outstanding, end of period	26,800,000	$249,221

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursement) of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.02%
Class B	1.77%
Class C	1.77%
Class S	.77%

For the six months ended April 30, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$24,189
Class B	702
Class C	3,336
Class S	76,158
$104,385

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2014, the Administration Fee was $52,925, of which $8,649 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2014
Class A	$13,447	$4,602
Class B	317	108
Class C	1,326	463
Class S	42,218	14,806
	$57,308	$19,979

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2014
Class B	$1,618	$260
Class C	10,621	1,697
	$12,239	$1,957

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2014	Annualized Rate
Class A	$26,839	$13,265	.24%
Class B	537	280	.25%
Class C	3,534	1,680	.25%
	$30,910	$15,225

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2014, aggregated $179.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2014, the CDSC for Class B and C shares aggregated $110 and $18, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2014, DIDI received $511 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,411, of which $6,698 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the period from six months ended April 30, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $765.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2014.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	67,925	$667,219	251,690	$2,573,044
Class B	1,579	15,575	971	10,047
Class C	9,572	94,326	91,936	953,278
Class S	154,467	1,514,605	1,709,292	17,658,250
		$2,291,725		$21,194,619
Shares issued to shareholders in reinvestment of distributions
Class A	55,680	$545,194	92,421	$943,522
Class B	598	5,860	1,377	14,155
Class C	4,973	48,715	8,803	90,166
Class S	207,756	2,031,566	427,885	4,369,777
		$2,631,335		$5,417,620
Shares redeemed
Class A	(298,595)	$(2,935,865)	(748,634)	$(7,557,764)
Class B	(5,441)	(53,736)	(47,029)	(475,299)
Class C	(52,590)	(517,602)	(226,706)	(2,289,800)
Class S	(644,201)	(6,326,243)	(5,759,002)	(58,042,897)
		$(9,833,446)		$(68,365,760)
Redemption fees		$547		$2,408
Net increase (decrease)
Class A	(174,990)	$(1,722,913)	(404,523)	$(4,038,931)
Class B	(3,264)	(32,301)	(44,681)	(451,097)
Class C	(38,045)	(374,561)	(125,967)	(1,246,356)
Class S	(281,978)	(2,780,064)	(3,621,825)	(36,014,729)
		$(4,909,839)		$(41,751,113)

H. Payments by Affiliates

During the period ended April 30, 2014, the Advisor agreed to reimburse the Fund $23,487 for losses incurred on trades executed incorrectly. The amount of the reimbursement is 0.02% of the Funds’ average net assets.

I. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Enhanced Global Bond Fund will be renamed Deutsche Enhanced Global Bond Fund.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2013 to April 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$1,018.50	$1,014.70	$1,014.70	$1,019.70
Expenses Paid per $1,000*	$5.10	$8.84	$8.84	$3.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$1,019.74	$1,016.02	$1,016.02	$1,020.98
Expenses Paid per $1,000*	$5.11	$8.85	$8.85	$3.86

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Enhanced Global Bond Fund	1.02%	1.77%	1.77%	.77%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors, including the Independent Directors, approved the renewal of DWS Enhanced Global Bond Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that DIMA agreed to reduce the Fund's contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DEG BF-3
IR-027560-3 6/14

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 27, 2014